PAYDEN HIGH INCOME FUND	Summary Prospectus

Adviser Class PYHWX	February 28, 2015

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.payden.com/prospectus. You can also get this information at no cost by calling 800-572-9336, or by sending an e-mail to payden@umb.com. The Fund’s prospectus and statement of additional information, both dated February 28, 2015, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE:

The Fund seeks high current income while providing for capital appreciation by investing primarily in a diversified portfolio of below investment grade bonds.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.35%
Other Expenses	0.31%
Acquired Fund Fees and Expenses	0.02%
Distribution (12b-1) Fees	0.25%
Total Annual Fund Operating Expenses[1]	0.93%

[1]

The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratio of expenses to average net assets given in the Financial Highlights in this Prospectus and in the Fund’s financial statements, which reflect the Fund’s operating expenses but not Acquired Fund Fees and Expenses.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (inclusive of Acquired Fund Fees and Expenses). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$95	$296	$515	$1,143

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

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The Fund invests in a wide variety of debt instruments and income-producing securities. These include (1) debt securities, loans and commercial paper issued by U.S. and foreign companies; (2) debt securities issued or guaranteed by the U.S. Government and

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foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (3) municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the United States, regional governmental authorities, and their agencies and instrumentalities, the interest on which may, or may not, be exempt from Federal income tax; and (4) convertible bonds and preferred stock.

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Under normal market conditions, the Fund invests at least 80% of its total assets in corporate debt securities rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that the Fund’s adviser, Payden & Rygel (“Payden”), determines to be of comparable quality.

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The Fund emphasizes investments in debt securities of (1) issuers with credit ratings at the mid to high quality end of the high yield bond spectrum, which Payden believes have stable to improving business prospects; (2) issuers Payden believes are in the growth stage of development and have reasonable prospects for improved operating results and improved credit ratings; and (3) issuers that have undergone leveraged buyouts or recapitalizations.

ª	The Fund may invest up to 30% of its total assets in securities of issuers organized or headquartered in emerging market countries.

ª	The Fund may invest up to 20% of its total assets in equity securities of U.S. or foreign issuers.

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To gain exposure to various markets consistent with the investment strategies of the Fund, the Fund may invest in exchange-traded funds (“ETFs”) and other investment companies, including for example, other open-end or closed-end investment companies, and including investment companies for which the Adviser provides investment management services (affiliated funds).

ª	The Fund primarily invests in debt securities payable in U.S. dollars and may invest in foreign currencies. The Fund may hedge this foreign currency exposure to the U.S. dollar.

ª	The Fund invests in debt securities of any maturity and there is no limit on the Fund’s minimum or maximum average portfolio maturity.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

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Interest Rates. As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. Interest rates have been historically low, so the Fund faces a heightened risk that interest rates may rise. The negative impact on fixed income securities resulting from such rate increases could be swift and significant.

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Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

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Below Investment Grade Credit. Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

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Recent Market Events Risk. The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of certain securities and unprecedented volatility in capital markets. In response to the crisis, the U.S. Government and the Federal Reserve Board, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping short-term interest rates low. The withdrawal of this support by the U.S. Government has become more likely

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as the U.S. has experienced a sustained economic recovery. These risks could negatively affect financial markets generally, as well as reduce the value and liquidity of certain securities held by the Fund.

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Liquidity Risk. Some investments may be difficult to purchase or sell, particularly during times of market instability. Illiquid assets may also be difficult to value. If the Fund must sell illiquid assets to meet redemption requests or other cash needs, the Fund may be unable to sell such assets at an advantageous time or price or achieve its desired level of exposure to certain market segments. Liquidity risk may result from the lack of an active market, as well as the reduced number and capacity of traditional market participants to make a market in fixed income securities. Liquidity risk is likely to be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds are higher than normal.

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Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities.

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Emerging Markets. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

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Equity Securities. Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns. Moreover, purchasing stocks perceived to be undervalued brings additional risks. For example, the issuing company’s condition may worsen instead of improve, or the pace and extent of any improvement may be less than expected.

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Investment Company and Exchange-Traded Fund Risk. Investing in an investment company or ETF presents the risk that the investment company or ETF in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares.

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Affiliated Fund Risk. When the Adviser invests Fund assets in an investment company that is also managed by the Adviser, the risk presented is that, due to its own financial interest or other business considerations, the Adviser may have had an incentive to make that investment in lieu of investments by the Fund directly in portfolio securities, or in lieu of investment in investment companies sponsored or managed by others.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Bank of America Merrill Lynch BB-B High Yield Cash Pay Constrained Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

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Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the five-year period, the Fund’s best quarter was 3rdQ 2010 (6.39%), and the worst quarter was 3rdQ 2011 (–5.85%).

Average Annual Returns Through 12/31/14	1 Year	5 Years	Inception (11/2/09)
Payden High Income Fund

Before Taxes	2.57%	7.19%	7.50%

After Taxes on Distributions	–0.27%	4.28%	4.63%

After Taxes on Distributions and Sale of Fund Shares	2.16%	4.58%	4.85%
Bank of America Merrill Lynch BB-B High Yield Cash Pay Constrained Index	3.48%	8.70%	9.04%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Sabur Moini is a Principal and portfolio manager. Mr. Moini has been with Payden since 2000. Jordan Lopez, Chartered Financial Analyst, is a Vice President and portfolio manager. Mr. Lopez has been with Payden since 2004.

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and subsequent additional investment amounts for the Adviser Class of each of the Funds for each type of account are as follows:

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$5,000	$250

Tax-Sheltered	$2,000	$250

Electronic Investment

Set schedule	$2,000	$250

No set schedule	$5,000	$250

Automatic Exchange	NA	$250

You may redeem shares of any of the Funds by contacting the Funds in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Funds’ Internet site at payden.com or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

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TAX INFORMATION:

The Funds’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred amounts may be subject to tax later.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

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